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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 16, 1998
                                                 --------------------

                           FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)

          Delaware                  1-6368              38-1612444
-----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)           Identification No.)

The American Road, Dearborn, Michigan                        48121
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000

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ITEM 5. OTHER EVENTS.


     The news release dated April 16, 1998 of Ford Motor Credit Company and subsidiaries for the quarter ended March 31, 1998 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

     The news release dated April 16, 1998 of Ford Motor Company and subsidiaries for the quarter ended March 31, 1998 is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                                    EXHIBITS

Designation        Description                     Method of Filing
-----------        -----------                     ----------------

Exhibit 99.1       News release dated April 16,    Filed with this Report.
                   1998 of Ford Motor Credit
                   Company and Subsidiaries for
                   the quarter ended March 31,
                   1998 with attachments.

Exhibit 99.2       News release dated April 16,    Filed with this Report.
                   1998 of Ford Motor Company and
                   Subsidiaries for the quarter
                   ended March 31, 1998
                   with attachments.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                        FORD MOTOR CREDIT COMPANY
                                               (Registrant)


Date:  April 16, 1998                     By:/s/R. P. Conrad
                                             ------------------
                                                R. P. Conrad
                                                Assistant Secretary

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                                 EXHIBIT INDEX

Designation              Description
-----------              -----------

Exhibit 99.1       News release dated April 16,
                   1998 of Ford Motor Credit
                   Company and Subsidiaries for
                   the quarter ended March 31,
                   1998 with attachments.

Exhibit 99.2       News release dated April 16,
                   1998 of Ford Motor Company and
                   Subsidiaries for the quarter
                   ended March 31, 1998 with
                   attachments.